Alpha Architect Aggregate Bond ETF

Schedule of Investments

December 31, 2024 (Unaudited)

PURCHASED OPTIONS - 88.8%(a)(b)(c)	Notional Amount	Contracts	Value
Call Options - 88.8%
iShares Core U.S. Aggregate Bond ETF
Expiration: 03/21/2025; Exercise Price: $1.01(d)	$2,703,510	279	$2,667,240
TOTAL PURCHASED OPTIONS (Cost $2,665,090)			2,667,240

SHORT-TERM INVESTMENTS - 7.3%
Money Market Funds - 7.3%	Shares
First American Government Obligations Fund - Class X, 4.41%(e)	220,000	220,000
TOTAL SHORT-TERM INVESTMENTS (Cost $220,000)		220,000

TOTAL INVESTMENTS - 96.1% (Cost $2,885,090)		$2,887,240
Other Assets in Excess of Liabilities - 3.9%		116,189
TOTAL NET ASSETS - 100.0%		$3,003,429

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Purchased option contracts are held in connection with corresponding written option contracts. See the Schedule of Written Options for further information.
(d)	FLexible EXchange® Options.
(e)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Alpha Architect Aggregate Bond ETF

Schedule of Written Options

December 31, 2024 (Unaudited)

WRITTEN OPTIONS - 0.0%(a)(b)(c)	Notional Amount	Contracts	Value
Put Options - 0.0% (a)
iShares Core U.S. Aggregate Bond ETF
Expiration: 03/21/2025; Exercise Price: $1.01(d)	$(1,802,340)	(186)	$0	(e)
TOTAL WRITTEN OPTIONS (Premiums received $86)			$0	(e)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	FLexible EXchange® Options.
(e)	Represents less than $0.50 of net assets.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Alpha Architect Aggregate Bond ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2		Level 3	Total
Assets:
Investments:
Purchased Options	$-	$2,667,240		$-	$2,667,240
Money Market Funds	220,000	-		-	220,000
Total Investments	$220,000	$2,667,240		$-	$2,887,240

Liabilities:
Investments:
Written Options	$-	$-	(a)	$-	$-
Total Investments	$-	$-	(a)	$-	$-

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)	Amount is less than $0.50.

3